UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) June 20, 2003




                            FirstFed Financial Corp.
             (Exact name of registrant as specified in its charter)



      Delaware                  1-9566                  95-4087449
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)



  401 Wilshire Boulevard, Santa Monica, California,              90401-1490
      (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (310) 319-6000









                           Total number of pages is 4
                         Index to Exhibit is on Page 3.




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

ITEM 7.   FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

         99.0     Monthly Financial Data as of May 31, 2003 (Unconsolidated)


ITEM 9.  REGULATION FD DISCLOSURE.

     The Registrant hereby incorporates by reference into this Item 9 the summary monthly financial data as of May 31, 2003 attached as Exhibit 99.0, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     A discussion of the factors that could impact the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

                            S I G N A T U R E S

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             FIRSTFED FINANCIAL CORP.



Dated: June 20, 2003        By:/s/ Douglas J. Goddard
                                   Douglas J. Goddard
                                   Chief Financial Officer



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


                                INDEX TO EXHIBITS



Item                                                             Page

99.0     Monthly Financial Information as of May 31, 2003          4



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

                                               First Federal Bank of California, fsb
                                                    MONTHLY REPORT OF OPERATIONS
                                                Unconsolidated Financial Highlights
                                                             Unaudited
                                                       (Dollars in thousands)

                                         As of, for         As of, for         As of, for       As of, for the       As of, for the
                                          the month         the month          the month        5 months ended       5 months ended
                                        ended May 31,      ended April 30,    ended May 31,          May 31,              May 31,
                                             2003              2003                2002               2003                 2002

Cash and investment securities       $        159,020  $         144,421  $         176,665  $          159,020   $          176,665
Total assets                         $      4,468,261  $       4,415,590  $       4,420,079  $        4,468,261   $        4,420,079

LOANS:
Total mortgage-backed securities     $        175,009  $         181,495  $         242,221  $          175,009   $          242,221
Total loans, net                     $      4,003,518  $       3,958,762  $       3,861,746  $        4,003,518   $        3,861,746

Loans originated/purchased:
  Single family loans                $        109,404  $         121,235  $          39,654  $          619,418   $          247,330
  Multi-family loans                           62,229             37,748             41,226             221,792              210,732
  Commercial real estate loans                      -              4,201              5,603              14,311               31,047
  Other                                         5,214              3,464              3,319              26,903               11,324
                                        -------------     --------------     --------------     ---------------      ---------------
                                     $        176,847  $         166,648  $          89,802  $          882,424  $           500,433
                                        =============     ==============     ==============     ===============      ===============

Percentage of ARMs originated:                    61%                69%                50%                 66%                  42%

Loan repayments:
  Single family loans                $         81,741  $          76,734  $          80,928  $          393,984   $          459,485
  Multi-family and commercial real
     estate loans                              46,517             47,695             30,083             234,636              131,716
  Other                                         3,149              6,625             13,649              24,289               52,328
                                        -------------     --------------     --------------     ---------------      ---------------
                                     $        131,407  $         131,054  $         124,660  $          652,909  $           643,529
                                        =============     ==============     ==============     ===============      ===============

Loans sold                           $          4,058  $          10,522  $           5,277  $           55,040  $            30,438

Average rate on loans
   originated/purchased                         4.90%              5.05%              5.92%               5.06%                6.20%
Percentage of portfolio in
   adjustable rate loans                       72.60%             72.18%             69.97%              72.60%               69.97%
Non-performing assets
   to total assets                              0.09%              0.09%              0.15%               0.09%                0.15%

BORROWINGS:
Federal Home Loan Bank
   Advances                          $      1,419,000  $       1,404,000  $       1,352,000  $        1,419,000  $         1,352,000
Reverse
repurchase                           $        139,725  $         144,922  $         176,131  $          139,725  $           176,131
   agreements

DEPOSITS:
Retail deposits                      $      2,391,719  $       2,356,528  $       2,153,930  $        2,391,719  $         2,153,930
Wholesale deposits                             95,052            102,152            355,376              95,052              355,376
                                        -------------     --------------     --------------     ---------------      ---------------
                                     $      2,486,771  $       2,458,680  $       2,509,306  $        2,486,771  $         2,509,306
                                        =============     ==============     ==============     ===============      ===============


Net increase (decrease)              $          28,091 $         (51,798) $         (14,504) $          (58,262) $          (43,701)

AVERAGE INTEREST RATES:
Yield on loans                                  5.58%              5.70%              6.10%               5.76%                6.32%
Yield on investments                            1.92%              2.73%              3.93%               3.21%                3.09%
Yield on earning assets                         5.47%              5.61%              6.00%               5.68%                6.17%
Cost of deposits                                1.56%              1.67%              2.56%               1.74%                2.70%
Cost of borrowings                              3.24%              3.29%              4.49%               3.41%                4.57%
Cost of money                                   2.21%              2.29%              3.30%               2.35%                3.44%
Earnings spread                                 3.26%              3.32%              2.70%               3.33%                2.73%
Effective net spread                            3.40%              3.46%              2.87%               3.47%                2.90%

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